EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Wilson W. Cheung, certify that:

1.	I have reviewed this Amendment No. 1 to the quarterly report on Form 10-Q/A (the “Quarterly Report”) of SciClone Pharmaceuticals, Inc.;

2.

Based on my knowledge, this Quarterly Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Quarterly Report.

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Date: March 3, 2017	/s/ Wilson W. Cheung
Wilson W. Cheung
Chief Financial Officer and Senior Vice President, Finance
(Principal Financial Officer)